UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2026

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On July 28, 2026, Synchrony Financial (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), to issue and sell $600,000,000 aggregate principal amount of 5.450% Fixed-to-Floating Rate Senior Notes due 2030 (the “2030 Notes”) and $500,000,000 aggregate principal amount of 6.276% Fixed-to-Floating Rate Senior Notes due 2037 (the “2037 Notes” and, together with the 2030 Notes, the “Notes”) in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-288729) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The Notes will be governed by an Indenture, dated as of August 11, 2014 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by a Twelfth Supplemental Indenture, dated as of August 2, 2024 (the “Twelfth Supplemental Indenture”), and as further supplemented by a Sixteenth Supplemental Indenture, dated as of July 31, 2026 (the “Sixteenth Supplemental Indenture”), each between the Company and the Trustee (as so supplemented, the “Indenture”).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01 and into the Registration Statement. The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Sixteenth Supplemental Indenture filed as Exhibit 4.1 hereto, and the forms of the Notes of each series, which are included in Exhibit 4.1 hereto, each of which is incorporated by reference into this Item 8.01 and into the Registration Statement, the Twelfth Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 2, 2024, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2014.

A copy of the opinion of Sidley Austin LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated July 28, 2026, among Synchrony Financial and J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

4.1	Sixteenth Supplemental Indenture, dated as of July 31, 2026, between Synchrony Financial and The Bank of New York Mellon, as Trustee.

4.2	Form of 5.450% Fixed-to-Floating Rate Senior Notes due 2030 (included in Exhibit 4.1 hereto).

4.3	Form of 6.276% Fixed-to-Floating Rate Senior Notes due 2037 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: July 31, 2026	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, Chief Risk and Legal Officer